Exhibit 4
NUMBER OF SHARES:                                 Popular, Inc.
Shareholder No:
CUSIP No. 7733174 601
San Juan, Puerto Rico
Incorporated under the laws of the Commonwealth of Puerto Rico
THIS CERTIFICATE IS TRANSFERABLE IN SAN JUAN, PUERTO RICO
This is to certify that the person(s) or entity(ies) who is (are) mentioned below, to wit:
is (are) the owner(s) of                shares of
FULLY PAID AND NON-ASSESSABLE SHARES OF CONTINGENT CONVERTIBLE PERPETUAL NON-CUMULATIVE PREFERRED STOCK, SERIES D, OF NO PAR VALUE, OF POPULAR, INC.
transferable only on the books of the Corporation personally by the holder hereof or by his duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.
Dated:
By: Popular, Inc.

President	Secretary

[SEAL]	POPULAR INC.

Countersigned and Registered:

BANCO POPULAR DE PUERTO RICO
TRANSFER AGENT AND REGISTRAR

Authorized Signature

The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any requests should be made to the Secretary of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT —
TEN ENT — as tenants by the	_________ Custodian _________
entireties	(Cust) (Minor)
JT TEN — as joint tenants with right	under Uniform Gifts to Minors Act _________
of survivorship and not as tenants in	(State)
common
Additional abbreviations may also be used though not in the above list.
For Value Received, ___________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated _________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
THE SIGNITURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.